MERRILL LYNCH
MUNICIPAL
STRATEGY
FUND, INC.



FUND LOGO



Quarterly Report

July 31, 1999



Officers and Directors
Terry K. Glenn, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Richard R. West, Director
Arthur Zeikel, Director
Vincent R. Giordano, Senior Vice President
Robert A. DiMella, Vice President
Kenneth A. Jacob, Vice President
John M. Loffredo, Vice President
Donald C. Burke, Vice President and
  Treasurer
William E. Zitelli, Secretary

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agent

Common Stock:
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

Preferred Stock:
IBJ Whitehall Bank &Trust Company
One State Street
New York, NY 10004



This report, including the financial information herein, is transmitted to the shareholders of Merrill Lynch Municipal Strategy Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.


Merrill Lynch Municipal
Strategy Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

Printed on post-consumer recycled paper




MERRILL LYNCH MUNICIPAL STRATEGY FUND, INC.

The Benefits and
Risks of
Leveraging

Merrill Lynch Municipal Strategy Fund, Inc. utilizes lever-aging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, interest rates on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Invest-ments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.


Merrill Lynch Municipal Strategy Fund, Inc., July 31, 1999

DEAR SHAREHOLDER

For the three months ended July 31, 1999, the Common Stock of Merrill Lynch Municipal Strategy Fund, Inc. earned $0.137 per share income dividends. This represents a net annualized yield of 5.53%, based on a month-end net asset value of $9.90 per share. During the same period, the total investment return on the Fund's Common Stock was -4.98%, based on a change in per share net asset value from $10.56 to $9.90, and assuming reinvestment of $0.136 per share income dividends.

For the three-month period ended July 31, 1999, the Fund's Auction Market Preferred Stock had an average yield of 3.16%.

The Municipal Market Environment
During the three months ended July 31, 1999, long-term bond yields continued to rise. Steady US economic growth combined with improvement in foreign economies, most notably Japan and Brazil, as well as an inflation scare in early May put upward pressure on bond yields throughout the period. Continued strong US employment growth, particularly the decline in the US unemployment rate to 4.2% in early June, was among the reasons the Federal Reserve Board cited for raising short-term interest rates in late June. US Treasury bond yields reacted by climbing above 6.15% by late June before improving somewhat to 6.10% by July 31, 1999. During the quarter ended July 31, 1999, yields on long-term US Treasury bonds increased approximately 45 basis points (0.45%).

Long-term tax-exempt bond yields also rose during the last three months. Until early May, the municipal bond market had been able to withstand much of the upward pressure on bond yields. However, investor concerns regarding ongoing US economic strength and the fear of additional moves by the Federal Reserve Board eventually pushed municipal bond yields higher throughout June and July. The yields on long-term tax-exempt revenue bonds rose more than 35 basis points to 5.65%, as measured by the Bond Buyer Revenue Bond Index.

The ability of the tax-exempt bond market to withstand much of the recent upward pressure on long-term fixed-income bond yields has been a reflection of the continued strong technical position the municipal bond market has enjoyed in recent quarters. During the last six months, more than $120 billion in long-term municipal bonds was underwritten, a decrease of more than 20% compared to the same period a year ago. During the past three months, more than $60 billion in municipal bonds was underwritten. This quarterly issuance represents a decline of nearly 25% compared to the same three-month period in 1998.

Recently, the municipal supply position deteriorated even further. Total issuance in July 1999 of $16.5 billion was more than 30% lower than July 1998 levels. Additionally, in June and July, investors received more than $40 billion in coupon income and proceeds from bond maturities and early bond redemptions. These proceeds have generated significant retail investor interest, easily absorbing the recent diminished supply. This very favorable supply/demand position allowed the tax-exempt bond market to outperform its taxable counterpart in recent months.

However, the recent relative outperformance of the municipal bond market has somewhat reduced the very attractive tax-exempt bond yield ratios that were available at the end of 1998. In December 1998, long-term, uninsured municipal bond yields were higher than those of their taxable counterparts. Historically, long-term tax-exempt bond yields have been approximately 82%--85% of long-term US Treasury bond yields. Municipal bond yields rose at a lower rate in recent months than US Treasury bond yields, causing the yield ratio to decline. At July 31, 1999, long-term municipal bond yields were approximately 92% of their taxable counterparts. Current ratios, while lower than those available at the end of 1998, still represent historically attractive levels. We expect the municipal bond market to maintain its strong technical position for the remainder of 1999. Consequently, there appears to be little reason for the tax-exempt bond market to underperform the taxable US Treasury bond market. This suggests that the present bond yield ratio is likely to be stable in the coming months and a return to a ratio in excess of 100% of taxable Treasury securities is improbable.

Looking ahead, it appears to us that long-term municipal bond yields will trade in a relatively tight range near current levels. Strong US economic performance is being balanced by nearly negligible inflation data, as well as improvements in productivity in both manufacturing and service industries. We believe that future moves by the Federal Reserve Board have largely been discounted by bond markets and are to a great extent reflected in present bond yields.

Any improvement in bond prices is likely to be contingent upon weakening in both US employment growth and consumer spending. The 100 basis point rise in US Treasury bond yields seen thus far this year is likely to negatively affect US economic growth. The US housing market will be among the first sectors likely to be affected, as some declines have already been evidenced because of higher mortgage rates. We believe it is also unrealistic to expect double-digit returns in US equity markets to continue indefinitely. Much of the US consumer's wealth is tied to recent stock market appreciation. Any slowing in these incredible growth rates is likely to reduce consumer spending. We believe that these factors suggest that the worst of the recent increase in bond yields has passed and stable, if not slightly improving, bond prices may be expected.

Portfolio Strategy
At the quarter ended July 31, 1999, the US economy was strong and inflation was low. We opted to maintain a fully invested position going into the quarter and sought to maintain a high level of tax-exempt income. We believed that in the absence of any material inflationary pressures and given the enhanced productivity of US companies, any increases in US economic strength would not result in significant increases in interest rates.

However, the Federal Reserve Board raised interest rates in May. Modest improvements in foreign economies also played a factor in the Federal Reserve Board's decision to raise short-term interest rates, which pushed long-term interest rates higher as well. We remained fully invested, believing that the recent spike in bond yields would be temporary. Unfortunately, concerns lingered that the Federal Reserve Board would continue to tighten monetary policy, which occurred after the close of the period at the end of August. These concerns pushed long-term bond yields higher and faster than we expected, negatively affecting Fund performance for the quarter.

Short-term tax-exempt interest rates provided a significant yield benefit to Merrill Lynch Municipal Strategy Fund, Inc.'s Common
Stock shareholders. Although the Federal Reserve Board increased short-term taxable interest rates, with a possibility of more tightening to follow, interest rates on the Fund's Preferred Stock have remained at or below historical averages for much of the past three months. However, should the spread between long-term and short-term interest rates narrow, the benefits of the leverage will decline and as a result, reduce the yield on the Fund's Common
Stock. (See page 1 of this report to shareholders for a complete explanation of the benefits and risks of leveraging.)

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(Robert A. DiMella)
Robert A. DiMella
Vice President and Co-Portfolio Manager



(John M. Loffredo)
John M. Loffredo
Vice President and Co-Portfolio Manager



September 14, 1999



PORTFOLIO COMPOSITION


For the Quarter Ended July 31, 1999

Top Ten States*

New York                                     13.04%
California                                   10.76
Ohio                                          8.65
Connecticut                                   7.68
Colorado                                      6.72
Arizona                                       5.74
Virginia                                      4.55
Florida                                       4.06
Illinois                                      3.48
New Mexico                                    3.45
                                            -------
Total Top Ten                                68.13
Total Others                                 31.87
                                            -------
Total Portfolio                             100.00%
                                            =======


Net assets as of July 31, 1999 were $173,266,822.


Quality Ratings*
(Based on Nationally Recognized Rating Services)

A pie chart illustrating the following percentages:

AAA/Aaa              47%
AA/Aa                 6%
A/A                   5%
BBB/Baa              16%
BB/Ba                 7%
B/B                   8%
NR++                 10%
Other++++             1%

[FN]
   *Based on total market value of the portfolio as of July 31, 1999.
  ++Not Rated.
++++Temporary investments in short-term municipal securities.